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                                                                      EXHIBIT B5


                                                                 ELITEPLUS BONUS
                                                                VARIABLE ANNUITY
                                                                     APPLICATION

[AMERICAN                  --------------------         AMERICAN GENERAL ANNUITY
   GENERAL                 Home Office Use Only                INSURANCE COMPANY
      LOGO]                                                 205 East 10th Avenue
                           --------------------           Amarillo, Texas  79101
                                                                    800.424.4990
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
OWNER               Name: Last                                       First                          Middle            Marital Status
(All Policyholder
correspondence      ----------------------------------------------------------------------------------------------------------------
will be sent to     Address:                 Street                                    City                    State   Zip Code
this address.)
                    ----------------------------------------------------------------------------------------------------------------
                    Date of Birth               Age        Sex       Social Security Number              Daytime Telephone:
                                                                                                         (   )
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JOINT OWNER         Name: Last                                       First                          Middle            Marital Status
(Optional.
Non-Qualified       ----------------------------------------------------------------------------------------------------------------
Annuities Only.)
                    Date of Birth               Age        Sex       Social Security Number              Daytime Telephone:
                                                                                                         (   )
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ANNUITANT           Name: Last                                       First                          Middle
(If different
from Owner,         ----------------------------------------------------------------------------------------------------------------
must be age 85      Address:                 Street                                    City                    State   Zip Code
or younger.)
                    ----------------------------------------------------------------------------------------------------------------
                    Date of Birth               Age        Sex       Social Security Number          Relationship to Owner:

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OWNER'S             [ ] IF YOU DO NOT WANT JOINT OWNER TO BE THE PRIMARY BENEFICIARY, CHECK HERE AND NAME BENEFICIARY BELOW.
BENEFICIARY         ----------------------------------------------------------------------------------------------------------------
DESIGNATION(S)      Full Name of Beneficiary(ies) and Relationship to Owner:          Relationship:          Date of Birth:
(In event of                                                                          ----------------------------------------------
Owner's death,      Primary:                                                          Social Security Number(s):
surviving Joint     ----------------------------------------------------------------------------------------------------------------
Owner becomes                                                                         Relationship:          Date of Birth:
Primary                                                                               ----------------------------------------------
Beneficiary.)       Contingent:                                                       Social Security Number(s):
                    ----------------------------------------------------------------------------------------------------------------
                    Enhanced Death Benefit:  (Optional)    [ ] 3% rising floor         [ ] Annual Step-Up
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PURCHASE            Initial Purchase                                                       Tax-Qualified Plans:
PAYMENT             Payment:           $                     Select Income Date            [ ] Traditional IRA     [ ] SEP IRA
                                        ------------------    Month  Day  Year             [ ] Roth IRA            [ ] 403(b) TSA
                    Make check payable to:                           01                    [ ] 401 (Corp. Plan)    [ ] Other:
                     AMERICAN GENERAL ANNUITY                                                                                -------
                       [ ] Check if Automatic                                              (Circle one):
                           Check Option is applicable
                    ---------------------------------------------------------------------- Transfer  Rollover  Initial Contribution
                    [ ] Check this box if Contract is Non-Qualified                        Roth Conversion Year
                    ----------------------------------------------------------------------                      --------
                    Is this annuity intended to replace or be exchanged for existing       Contribution for Tax Year:
                    life insurance or annuities?    [ ] Yes              [ ] No            19           20
                                                                                             ----         -----
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INITIAL INVESTMENT ALLOCATION FOR AGA SEPARATE ACCOUNT A
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AGA SEPARATE ACCOUNT A:     USE WHOLE PERCENTAGES ONLY.    When a Return of Purchase Payment is required by law during the Right to
Examine Contract period, the company will allocate Purchase Payments to the Money Market Sub-Account as described in the
Prospectus. Thereafter, Purchase Payments will be allocated as directed by the Owner.

      %  Credit Suisse Growth & Income                         %  Oppenheimer Growth                  %  Aim Capital Appreciation
------                                                   ------                                 ------
      %  Credit Suisse International Equity                    %  Oppenheimer Small Cap               %  Aim Diversified Income
------                                                   ------                                 ------
      %  Salomon Brothers U.S. Government Securities           %  Oppenheimer High Income             %  EliteValue
------                                                   ------                                 ------
      %  State Street Global Advisors Growth Equity            %  Templeton Developing Markets        %  General Account
------                                                   ------                                 ------
      %  State Street Global Advisors Money Market             %  Templeton International
------                                                   ------
      %  Van Kampen American Capital Emerging Growth           %  Templeton Mutual Discovery                      ----------------
------                                                   ------                                                            % Total
      %  Oppenheimer Growth and Income                                                                               ------
------                                                                                                            (Must Total 100%)
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DOLLAR COST AVERAGING OPTION:   (CHECK ONLY ONE)
[ ] FROM DCA GENERAL ACCOUNT $______ Amount (Minimum $250) Account balance will be dollar cost averaged over a 12-month period from the Dollar Cost Average General Account to the percentage allocations indicated below.
[ ] FROM MONEY MARKET SUB-ACCOUNT  $______ Amount (Minimum $250)  Must have a percentage directed to the MONEY MARKET PORTFOLIO in the Initial Investment Allocation above.  Dollar Cost Average _____ Monthly ______ Quarterly ______ Semi-Annually or
    ______ Annually over a ___ month period (12-month minimum) from the Money Market Portfolio to the percentage allocations indicated below.
USE WHOLE PERCENTAGES.  TOTAL MUST EQUAL 100%.

       %  Credit Suisse Growth & Income                        %  Oppenheimer Growth                  %  Aim Capital Appreciation
------                                                   ------                                 ------
       %  Credit Suisse International Equity                   %  Oppenheimer Small Cap               %  Aim Diversified Income
------                                                   ------                                 ------
       %  Salomon Brothers U.S. Government Securities          %  Oppenheimer High Income             %  EliteValue
------                                                   ------                                 ------
       %  State Street Global Advisors Growth Equity           %  Templeton Developing Markets
------                                                   ------
       %  Van Kampen American Capital Emerging Growth          %  Templeton International                         ----------------
------                                                   ------                                                            % Total
       %  Oppenheimer Growth and Income                        %  Templeton Mutual Discovery                         ------
------                                                   ------                                                   (Must Total 100%)
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VA61-99-A                                                     Continued on reverse side
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
SWEEP ACCOUNT OPTION:
SWEEP THE INCOME ON A QUARTERLY BASIS FROM THE GENERAL ACCOUNT TO THE PERCENTAGE ALLOCATIONS INDICATED BELOW. USE WHOLE PERCENTAGES
ONLY. TOTAL MUST EQUAL 100%. GENERAL ACCOUNT BALANCE MUST BE AT LEAST $25,000.

       %  Credit Suisse Growth & Income                        %  Oppenheimer Growth                  %  Aim Capital Appreciation
------                                                   ------                                 ------
       %  Credit Suisse International Equity                   %  Oppenheimer Small Cap               %  Aim Diversified Income
------                                                   ------                                 ------
       %  Salomon Brothers U.S. Government Securities          %  Oppenheimer High Income             %  EliteValue
------                                                   ------                                 ------
       %  State Street Global Advisors Growth Equity           %  Templeton Developing Markets
------                                                   ------
       %  State Street Global Advisors Money Market            %  Templeton International
------                                                   ------
       %  Van Kampen American Capital Emerging Growth          %  Templeton Mutual Discovery                    ----------------
------                                                   ------                                                           % Total
       %  Oppenheimer Growth and Income                                                                               ------
------                                                                                                           (Must Total 100%)
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ASSET ALLOCATION OPTION (PORTFOLIO REBALANCING):
REALLOCATE MY INVESTMENTS ___ MONTHLY ___ QUARTERLY ___ SEMI-ANNUALLY OR ___ ANNUALLY  TO THE PERCENTAGE ALLOCATIONS INDICATED
BELOW.  USE WHOLE PERCENTAGES ONLY.  TOTAL MUST EQUAL 100%.

       %  Credit Suisse Growth & Income                        %  Oppenheimer Growth                  %  Aim Capital Appreciation
------                                                   ------                                 ------
       %  Credit Suisse International Equity                   %  Oppenheimer Small Cap               %  Aim Diversified Income
------                                                   ------                                 ------
       %  Salomon Brothers U.S. Government Securities          %  Oppenheimer High Income             %  EliteValue
------                                                   ------                                 ------
       %  State Street Global Advisors Growth Equity           %  Templeton Developing Markets
------                                                   ------
       %  State Street Global Advisors Money Market            %  Templeton International
------                                                   ------
       %  Van Kampen American Capital Emerging Growth          %  Templeton Mutual Discovery                     ----------------
------                                                   ------                                                            % Total
       %  Oppenheimer Growth and Income                                                                               ------
------                                                                                                           (Must Total 100%)
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ACKNOWLEDGMENT:
BY SIGNING BELOW, THE OWNER(S) UNDERSTAND(S) THAT:
A)  PAYMENTS AND VALUES WHEN ALLOCATED TO THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR
    AMOUNT;
B)  THIS ANNUITY IS A LONG-TERM COMMITMENT TO MEET INSURANCE NEEDS AND FINANCIAL GOALS;  I (WE) ACKNOWLEDGE RECEIPT OF
    THE MOST RECENT PROSPECTUS FOR AGA SEPARATE ACCOUNT A AND AGA SERIES TRUST;
C)  THE VARIABLE ANNUITY APPLIED FOR IS NOT UNSUITABLE FOR MY (OUR) INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS;
    AND,
D)  FOR 403(b) ROLLOVERS, I (WE) UNDERSTAND THE WITHDRAWAL RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)
    ON CONTRIBUTIONS AND EARNINGS, AND HAVE RECEIVED A PROSPECTUS EXPLAINING THE RESTRICTIONS.  I (WE) UNDERSTAND THE
    OTHER INVESTMENT ALTERNATIVES AVAILABLE UNDER THE EMPLOYER'S 403(b) ARRANGEMENT TO WHICH I (WE) MAY ELECT TO TRANSFER MY (OUR)
    CONTRACT VALUE.
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NOTICE:
The Owner agrees that to the best of his/her knowledge and belief, all statements and answers in this Application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any of American General Annuity's rights or requirements. If American General
Annuity makes a change in the space designated "Home Office Use Only" in order to correct any apparent errors or omissions, where allowed by state law, it will be approved by the acceptance of the Contract; however, any material changes must be accepted in writing by the Owner.
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I HAVE READ AND UNDERSTAND THE ACKNOWLEDGMENT AND NOTICE.

Signed at                                                                 on
         ---------------------------------------------------------------    --------------------------------------------------------
               City                                         State                               Date

X                                       X                                    X
 -------------------------------------   ----------------------------------   ------------------------------------------------------
 Owner                                   Joint Owner (if applicable)          Witness & Registered Rep/Agent

--------------------------------------     -----------------------------------------------------------------------------------------
Broker-Dealer                              Print Name of Registered Rep/Agent          State Lic. #               Agent #
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BY SIGNING ABOVE, THE REGISTERED REP/AGENT CERTIFIES THAT:
A)   The questions contained in this Application were asked of the Owner and the answers duly recorded.  This application is complete and true to the best of my knowledge and belief;
B)   I am NASD-registered and state-licensed for variable annuity contracts where this Application is written and delivered;
C)   To the best of my knowledge and belief, this Application [ ] does [ ] does not involve replacement of existing life insurance or annuities. If replacement is involved, I have attached a copy of each disclosure statement and a list of companies involved and indicated cost basis:
     pre-TEFRA  $                             ;  post-TEFRA  $                             ; and
                 -----------------------------                -----------------------------
D)   I received $                               as the Purchase Payment.
                 ------------------------------
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FOR            American General Annuity Insurance Company         FOR                American General Annuity Variable Products
PAYMENTS       205 East 10th Avenue                               APPLICATIONS       State Street Bank
BY WIRE,       Amarillo, Texas  79101                             WITH PAYMENT       1776 Heritage Drive
MAIL           (800) 424-4990                                     BY CHECK, SEND     N. Quincy, MA  02171
APPLICATION                                                       BY OVERNIGHT       Attn:  Lock Box A3W
TO:                                                               MAIL TO:           (800) 910-4455

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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, commits insurance fraud, which is a crime and may subject the person to criminal and civil penalties.

VA61-99-A